Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We hereby consent to the reference to us under the caption “Change in Registrant’s Certifying Accountant” in Blue Gold Limited’s Post-Effective Amendment No. 1 to the Registration Statement on Form F-1 (File No. 333-295618).

Lao Professionals

By:	/s/ Lateef Awojobi
Lagos, Nigeria
October 21, 2026